EXHIBIT 10.18

                               SECURITY AGREEMENT
                               ------------------

     THIS  SECURITY  AGREEMENT  (the  "Agreement")  dated  as of this     day of
                                       ---------                     -----
             ,  200  , is entered into by and between POWER2SHIP, INC., a Nevada
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corporation  (the  "Debtor"),  and  the  holders  of  14.25% Secured Convertible
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Debentures  (the  "Holders").
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                                    RECITALS
                                    --------

     WHEREAS,  the  Debtor  has conducted a private offering (the "Offering") of
                                                                   --------
14.25%  Secured  Convertible  Debentures  (the  "Debentures")  pursuant  to  a
                                                 ----------
Confidential  Summary  Private  Offering  Memorandum;  and

     WHEREAS, as a condition of the offering, the Debtor has agreed to grant to the Holders a security interest in the Collateral (as hereinafter defined) to be used as security for the Secured Obligations (as defined herein) on terms set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby agrees with the Holders as follows:

     1.     Recitals.  The  above  recitals  are  true  and correct and same are
            ---------
incorporated  into  this  Agreement  by  this  reference.

     2.     Definition.  As  used herein, the  term "Collateral"  shall mean the
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following  kinds  and  types  of  tangible and intangible property, in all cases whether now or hereafter existing, whether now owned or hereafter acquired and wherever located, including, without limitation:

          (a) All accounts, accounts receivable, other rights to payment, documents, chattel paper, general intangibles, deposit accounts, investment property, financial assets and letter-of-credit rights, and all rights now or hereafter existing in and to all security agreements, letters of credit and other supporting obligations or contracts securing or otherwise relating to any of the foregoing (any and all such accounts, accounts receivable, other rights to payment, documents, chattel paper, general intangibles, deposit accounts, investment property, financial assets and letter-of-credit rights being the "Receivables," and any and all such
                                            -----------
     security agreements, letters of credit and other supporting obligations or contracts being the "Related Contracts");
                             ------------------

          (b) All drafts, acceptances, promissory notes and other instruments (the "Instruments");
            -----------

          (c) All equipment, machinery, trucks and other motor vehicles, furnishings and fixtures, all parts thereof, all accessions thereto and all replacements thereof, wherever located (any and all such equipment, machinery, vehicles, furnishings, fixtures, parts, accessories and replacements being the "Equipment");

          (d) All inventory in all of its forms, wherever located, (including, but not limited to) (i) all raw materials and work in process therefore, all finished goods thereof, and all materials used or consumed in the production thereof, (ii) all goods in which the Debtor has a joint or other interest or right of any kind (including, without limitation, goods in which the Debtor has an interest or right as consignee), (iii) all goods which are returned to or repossessed by the Debtor and (iv) all accessions thereto, products thereof and documents therefore (any and all such inventory, accessions, products and documents being the "Inventory"), and
                                                                ---------
     all  farm  products;

          (e) All books, records, programs and software relating to any of the foregoing Collateral;

          (f) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Holders are loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; and

          (g) Subject to the subordination agreement of the Holders set forth in
     Section 6 herein, so long as any Secured Obligations (as defined below) are due and owing to the Holders or an Event of Default has occurred and is continuing, the Debtor shall not, and the Purchaser shall not take any action to cause the Debtor, to sell, exchange, lease, negotiate, pledge, assign or grant any security interest in or otherwise dispose of the Collateral to anyone other than the Holders, nor permit any other lien of any kind to attach thereto, nor permit the same to be attached to or commingled with other goods or property, without the Holder's written consent.

     3.     Exclusion.  Notwithstanding  the foregoing, the Collateral shall not
            ---------
include a certain account to be established at Newbridge Securities Corporation, the proceeds of which account have been pledged to secure the Company's obligation to pay interest on the Debentures, as described in a Security Agreement of even date herewith between the Company and the Holders.

     4.    Security for Obligations. This Agreement secures, and the Collateral
           ------------------------
is collateral security for, the prompt payment of the principal amount of the Debentures, whether at stated maturity, by required prepayment, declaration, acceleration, conversion, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 363(a) of the Bankruptcy Code, 11 U.S.C. Sec.362(a)) (such obligations of Debtor being the "Secured Obligations").
             --------------------

     5.   Security Interests. As security for the payment and performance of the
          ------------------
Secured Obligations and subject to the subordination agreement of the Holders contained in Section 6, below, the Debtor hereby creates and grants to the Holders, their successors and assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, the Holders are
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hereby  authorized  to  file  one  or  more  financing  statements, continuation statements, filings with the U.S. Patent and Trademark Office, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Debtor as debtor and the Representative (as hereinafter defined), as representative of the Holders as creditor.

     The Debtor agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral.

     6.     Agreement  to  Subordinate.  Each  Holder  hereby  agrees  that  its
            --------------------------
Security Interest shall automatically be subordinate to (a) any credit facility or factoring arrangement (collectively, a "Facility") obtained by Debtor, which
                                            --------
Facility is secured by Receivables with a value not in excess of 125% of the Facility, and (b) any equipment or purchase money financing obtained by Debtor which financing is secured by the Equipment or Inventory so purchased with a value not in excess of 125% of the financing provided.

     7.     Further Assurances.  Debtor  agrees, at  its  expense,  to  execute,
            ------------------
acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Holders may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith.

     8.     Taxes; Encumbrances. At their option, the Holders may discharge past
            -------------------
due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Debentures, and may pay for the maintenance and preservation of the Collateral to the extent Debtor fails to do so, and Debtor agrees to reimburse the Holders within five business days following receipt of written notice from the Holders, accompanied by proof of payment, for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section shall
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be interpreted as excusing Debtor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other en-cumbrances and maintenances as set forth herein or in the Debentures.

     9.     Representations, Warranties and Covenants. Debtor hereby represents,
            -----------------------------------------
warrants,  covenants  and  agrees  as  follows:

          (a)  Title  and  Authority.  Subject to security agreements, leases or
               ---------------------
     similar arrangements entered into by Debtor prior to the execution of this Agreement and Section 6 hereof, it has (i) rights in, and good and marketable title to, the Collateral and (ii) the requisite corporate power and authority to grant to the Holders the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person or entity other than any consent or approval which has been obtained.

          (b)  Filing.  Fully  executed  Uniform  Commercial  Code  financing
               ------
     statements containing a description of the Collateral shall have been or shall be delivered to the Holders in such form as requested by the Holders.

          (c) Absence of Other Liens. The Collateral is owned by the Debtor free
              ----------------------
     and clear of any lien or encumbrance of any nature whatsoever, except otherwise disclosed to the Holders in writing on the date hereof, no financing statement has been filed, under the Uniform Commercial Code as in effect in any state or otherwise, covering any Collateral.

          (d)  No Conflict. None of the execution and delivery by Debtor of this
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     Agreement  and  the other loan documents or the grant and perfection of the
     Security Interest will (i) conflict with, violate, breach, cause a default under (with or without the giving of notice or the passage of time), or permit an acceleration or termination of, any document, instrument, mortgage, indenture or other agreement applicable to Debtor or to which its assets are subject, (ii) conflict with, violate or breach any applicable law, rule, regulation or order, or (iii) conflict with, violate or breach any of the organizational documents of Debtor, the result of which (in the case of clauses (i) and (ii) only) could be a material adverse affect upon the business, assets, condition (financial or other) or prospects of Debtor.

          (e)  Survival  of  Representations and Warranties. All representations
               --------------------------------------------
     and warranties of the Debtor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement.

     10.     Records  of  Accounts Receivable.  Debtor shall keep or cause to be
             --------------------------------
kept records of its Accounts Receivable that are accurate in all material respects.

     11.     Protection of Security.  Debtor shall, at its own cost and expense,
             ----------------------
take any and all actions reasonably necessary to defend title to the Accounts Receivable owned by it against all persons and, subject to the subordination agreement of the Holders contained in Section 6 herein, to defend the Security Interest of the Holders in such Accounts Receivable, and the priority thereof, against any adverse lien or encumbrance of any nature whatsoever.

     12.     Continuing Obligations of Debtor.  Debtor shall remain liable to
             --------------------------------
observe and perform all the material conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof.

     13.     Use  and  Disposition  of  Collateral. Subject to the subordination
             -------------------------------------
agreement of Holders contained in Section 6 herein, Debtor shall not (a) make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest or (b) make or permit to be made any transfer of any Collateral outside the ordinary course of business.

     14.     Notice  of  Issuance  of Intellectual Property Rights.  The  Debtor
             -----------------------------------------------------
shall give notice to the Holders, if a patent, trademark, copyright or other similar intellectual property right is issued by an appropriate governmental agency as to any General Intangible covered under this Agreement.

     15.     Collections.  Debtor  shall  have the right to collect its Accounts
             -----------
Receivable  in  the  ordinary course of its business; provided, however, that at
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the request of the Holders following an event of default under the Debentures or this Agreement, Debtor shall (a) arrange for remittances on any of its Account Receivable to be made directly to lockboxes designated by the Holders or in such other manner as the Holders may direct (provided same shall not cause a breach of Debtor's agreements with third parties); and (b) promptly deposit all payments received by Debtor on account of Accounts Receivable, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Holders in precisely the form received (but with any endorsements of Debtor necessary for deposit or collection), subject to withdrawal by the Holders only, as hereinafter provided, and until they are deposited, shall be deemed to be held in trust by Debtor for and as the Holders' property on their own behalf and shall not be commingled with Debtor's other funds (provided same shall not cause a breach of Debtor's agreements with third parties).

     16.     Remedies  upon  Default.  In  the  event  of  a failure  to pay the
             -----------------------
secured Obligations as and when due (following the expiration of all applicable grace periods), and subject to the subordination agreement of the Holders contained in Section 6 herein, Debtor agrees to deliver each item of Collateral (other than any portion of such Collateral that may be subject to confidentiality agreements) to the Holders on demand, and it is agreed that the Holders shall have the right to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in the State of Florida. Without limiting the generality of the foregoing, Debtor agrees that the Holders shall have the right, subject to the mandatory requirements of applicable law and subject to the requirement that Holders act reasonably and in good faith, to sell or otherwise dispose of all or any part of the Collateral (other than any portion of such Collateral that may be subject to confidentiality agreements), at public or private sale or at any broker's board or on any se-curities exchange, for cash, upon credit or for future delivery as the Holders shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Holders shall give the Debtor 10 days' prior written notice of the Holders' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Holders may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot, as an entirety or in separate parcels, as the Holders may (in their sole and absolute discretion) determine. The Holders shall not be obligated to make any sale of any Collateral if they shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Holders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Holders until the sale price is paid by the purchaser or purchasers thereof, but the Holders shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Holders may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Debtor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Holders may make payment on account thereof by using any claim then due and payable to the Holders from Debtor as a credit against the purchase price, and the Holders may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Debtor therefore. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Holders shall be free to carry out such sale and purchase pursuant to such agreement, and Debtor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Holders shall have entered into such an agreement all events of default shall have been remedied and the Secured Obligations paid in full. Debtor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Holders may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.

     17.     Application of Proceeds.  The proceeds of any collection or sale of
             -----------------------
Collateral, as well as any Collateral consisting of cash, shall be applied by the Holders as follows:

     FIRST, to the payment of all reasonable costs and expenses incurred by the Holders in connection with such collection or sale or otherwise in connection with this Agreement, including, but not limited to, all court costs and the reasonable fees and expenses of their legal counsel, the repayment of all advances made by the Holders hereunder on behalf of the Debtor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     SECOND,  to  the  payment  in  full  of  the  Secured  Obligations;  and

     THIRD, to the Debtor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

     Upon any sale of the Collateral by the Holders (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Holders or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Holders or such officer or be answerable in any way for the misapplication thereof.

     18.     Security  Interest  Absolute.  All rights of the Holders hereunder,
             ----------------------------
the Security Interest, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (a) any partial invalidity or unenforceability of the Debentures, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Debentures or any other agreement or instrument, (c) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or discharge of the Debtor in respect of the Secured Obligations or in respect of this Agreement.

     19.     No  Waiver.  No failure on the part of the Holders to exercise, and
             ----------
no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Holders preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Holders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     20.     Holders  Appointed  Attorney-in-Fact.  Debtor  hereby  appoints the
             ------------------------------------
Representative (as hereinafter defined) of the Holders the attorney-in-fact of Debtor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Representative may reasonably deem necessary to accomplish the purposes hereof, which appointment is irrevocable so long as this Agreement and the Security Interest have not been terminated.

     21.     Waiver  of  Equitable  Subordination.  Subject to the subordination
             ------------------------------------
agreement of the Holders contained in Section 6 herein, each of the parties hereto waives any and all rights it may have to assert a claim for or to raise the defense of equitable subordination in any legal action or proceeding arising from this Agreement or the Debentures.

     22.     Binding  Agreement;  Assignments.  This  Agreement, and  the terms,
             --------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Holders as Collateral under this Agreement, except as contemplated by this Agreement.

     23.     Governing Law. This Agreement shall be construed in accordance with
             -------------
and governed by the laws of the State of Florida, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of Florida. The parties hereby consent and submit to the jurisdiction of the state and federal courts sitting in Broward County, Florida for the resolution of any dispute arising out of or in connection with this Agreement. In the event of a dispute between the parties for any matter arising out of this Agreement, the prevailing party(ies) in such dispute shall be entitled to recover against the other party, reasonable attorney's fees and court costs, including the cost of any appeals associated therewith.

     24.     Notices.  All  communications  and  notices  hereunder  shall be in
             -------
writing and  given  as  provided  in  the  Debentures.

     25.     Severability.  In  case any one or more of the provisions contained
             ------------
in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

     26.     Section Headings.  Section headings used herein are for convenience
             ----------------
only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     27.     Counterparts.  This  Agreement  may be  executed  in  two  or  more
             ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart that bears the signature of the Debtor shall have been delivered to the Holders.

     28.     Termination.  This  Agreement  and  the  Security  Interest  shall
             -----------
terminate when all the Secured Obligations have been fully and indefeasibly paid in full, at which time the Holders shall execute and deliver to the Debtor all Uniform Commercial Code termination statements and similar documents which the Debtor shall reasonably request to evidence such termination; provided, however,
                                                              --------  -------
that all indemnities of the Debtor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement for a period of six months following the termination of this Agreement.

     29.     Representative.  Upon execution hereof, and thereafter from time to
             ---------------
time, as determined by the Holders, the Holders shall provide to the Debtor, in writing, the name and notice information of a representative (the "Representative") who shall be exclusively authorized to act on behalf of the
 --------------
Holders. The Debtor may, in good faith, rely upon any document, instrument or instruction presented to the Debtor by the Representative, and treat same as the act of the Holders. In the event that the Debtor acts in good faith reasonable reliance upon instruction made in any such document or instrument, the Debtor shall not be liable for the sufficiency, accuracy or authenticity of such document or instrument.

     30.     Entire  Agreement.  This Agreement constitutes the entire agreement
             ------------------
between the parties and supersedes any prior or contemporaneous oral or written agreement or representation between them with regard to the subject matter hereof. This Agreement may not be modified except by a writing signed by each of the parties hereto.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                                    DEBTOR:
                                                    ------

                                                    POWER2SHIP, INC.

                                                    By:
                                                       -------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------


                                                    HOLDERS:
                                                    -------

                                                    ----------------------------


                                                    ----------------------------

                               SECURITY AGREEMENT
                               ------------------

     THIS  SECURITY  AGREEMENT  (the  "Agreement")  dated  as  of the     day of
                                       ---------                     -----
           ,  200  ,  is  entered into by and between POWER2SHIP, INC., a Nevada
-----------      --
corporation  (the  "Debtor"),  and  the  holders  of  14.25% Secured Convertible
                    ------
Debentures  (the  "Holders").
                   -------

                                    RECITALS
                                    --------

     WHEREAS,  the  Debtor  has conducted a private offering (the "Offering") of
                                                                   --------
14.25%  Secured  Convertible  Debentures  (the  "Debentures")  pursuant  to  a
                                                 ----------
Confidential  Summary  Private  Offering  Memorandum;  and

     WHEREAS, as a condition of the offering, the Debtor has agreed to grant to the Holders a security interest in the Collateral (as hereinafter defined) to be used as security for the Secured Obligations (as defined herein) on terms set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor hereby agrees with the Holders as follows:

     1.  Recitals.  The  above  recitals  are  true  and  correct  and  same are
         --------
incorporated  into  this  Agreement  by  this  reference.

     2.  Definition.  As  used  herein,  the  term  "Collateral"  shall mean the
         ----------                                  ----------
proceeds of an account to be established for the benefit of the Holders at Newbridge Securities Corporation, to be funded with 7.125% of the gross proceeds of the Offering.

     3.  Security for Obligations. This Agreement secures, and the Collateral is
         -----------------------
collateral security for, the prompt payment of interest on the Debentures, whether at stated maturity, by required prepayment, declaration, acceleration, conversion, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 363(a) of the Bankruptcy Code, 11 U.S.C. Sec.362(a)) (such obligation of Debtor to pay interest on the Debentures being the "Secured Obligations").
                                            --------------------

     4.  Security  Interests. As security for the payment and performance of the
         -------------------
Secured Obligations, the Debtor hereby creates and grants to the Holders, their successors and assigns, a security interest in the Collateral (the "Security
                                                                        --------
Interest"). Without limiting the foregoing, the Holders are hereby authorized to
-------
file one or more financing statements for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Debtor as debtor and the Representative (as hereinafter defined), as representative of the Holders as creditors

     5.  Further  Assurances.  Debtor  agrees,  at  its  expense,  to  execute,
         -------------------
acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Holders may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith.

     6. Taxes; Encumbrances. At their option, the Holders may discharge past due
        ------------------
taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Debentures, and may pay for the maintenance and preservation of the Collateral to the extent Debtor fails to do so, and Debtor agrees to reimburse the Holders within five business days following receipt of written notice from the Holders, accompanied by proof of payment, for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section shall
                           --------  ------
be interpreted as excusing Debtor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other en-cumbrances and maintenances as set forth herein or in the Debentures.

     7.  Representations,  Warranties  and  Covenants. Debtor hereby represents,
         --------------------------------------------
warrants,  covenants  and  agrees  as  follows:

          (a)  Title  and  Authority.  Subject to security agreements, leases or
               --------------------
     similar arrangements entered into by Debtor prior to the execution of this Agreement, it has (i) rights in, and good and marketable title to, the Collateral and (ii) the requisite corporate power and authority to grant to the Holders the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person or entity other than any consent or approval which has been obtained.

          (b)  Filing.  Fully  executed  Uniform  Commercial  Code  financing
               ------
     statements containing a description of the Collateral shall have been or shall be delivered to the Holders in such form as requested by the Holders.

          (c) Absence of Other Liens. The Collateral is owned by the Debtor free
              ---------------------
     and clear of any lien or encumbrance of any nature whatsoever, except otherwise disclosed to the Holders in writing on the date hereof, no financing statement has been filed, under the Uniform Commercial Code as in effect in any state or otherwise, covering any Collateral.

          (d)  No Conflict. None of the execution and delivery by Debtor of this
               -----------
     Agreement and the other loan documents or the grant and perfection of the Security Interest will (i) conflict with, violate, breach, cause a default under (with or without the giving of notice or the passage of time), or permit an acceleration or termination of, any document, instrument, mortgage, indenture or other agreement applicable to Debtor or to which its assets are subject, (ii) conflict with, violate or breach any applicable law, rule, regulation or order, or (iii) conflict with, violate or breach any of the organizational documents of Debtor, the result of which (in the case of clauses (i) and (ii) only) could be a material adverse affect upon the business, assets, condition (financial or other) or prospects of Debtor.

          (e)  Survival  of  Representations and Warranties. All representations
               --------------------------------------------
     and warranties of the Debtor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement.

          (f)  Exclusive Security Interest. Debtor shall not grant to any person
               ---------------------------
     a security interest in the Collateral, except for the security interest created hereby.

     8.  Protection of Security. Debtor shall, at its own cost and expense, take
         ---------------------
any and all actions reasonably necessary to defend title to the Collateral, to defend the Security Interest of the Holders in such Collateral, and the priority thereof, against any adverse lien or encumbrance of any nature whatsoever.

     9.  Continuing Obligations of Debtor. Debtor shall remain liable to observe
         -------------------------------
and perform all the material conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof.

     10.  Use and Disposition of Collateral. Debtor shall not (a) make or permit
          --------------------------------
to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest or (b) make or permit to be made any transfer of any Collateral.

     11. Remedies upon Default. In the event the Company fails to pay any of the
         ---------------------
Secured Obligations as and when due (following the expiration of all applicable grace periods), the Representative shall have the authority and obligation to withdraw all or any portion of the proceeds held in the Collateral for the benefit of the Holders, as their respective interests may appear. The representative shall provide the Company with written notice of any such withdrawal within three business days thereof. Neither the Representative nor Newbridge Securities Corporation shall have any liability to the Debtor or any other person for complying with this provision and the Debtor agrees that such compliance shall not be a violation of any duty (fiduciary or otherwise) owed by either the Representative or Newbridge Securities Corporation to the Debtor; provided, however, that the Company shall be relieved of its obligation to pay the Secured Obligations to the extent of the amount of the Collateral withdrawn by the Representative under this provision. Each of the Representative and Newbridge Securities Corporation are authorized to disregard any instructions given by the Debtor that are contrary to the terms hereof. The Debtor hereby waives all defenses it may have against the enforcement of this provision (whether known or unknown) and irrevocably agrees that any claims or counterclaims it may have against the Holders, the Representative or Newbridge Securities Corporation shall not be deemed to be a defense against the enforcement of this provision.

     12.  Replenishment  of  Collateral.  To  the  extent that the Collateral is
          -----------------------------
withdrawn by the Representative in accordance with the provisions of Section 11, above, the Company shall have a period of 45 days from the date of such withdrawal to replenish the Collateral so that the Collateral is equal to 7.125% of the then outstanding principal amount of the Debentures. The Company's failure to so replenish the Collateral within such 45-day period shall constitute a default under this Agreement.

     13.  Security  Interest  Absolute. All rights of the Holders hereunder, the
          ------------------
Security Interest, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (a) any partial invalidity or unenforceability of the Debentures, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Debentures or any other agreement or instrument, (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or discharge of the Debtor in respect of the Secured Obligations or in respect of this Agreement.

     14.  No  Waiver.  No failure on the part of the Holders to exercise, and no
          ----------
delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Holders preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Holders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     15.  Holders  Appointed  Attorney-in-Fact.  Debtor  hereby  appoints  the
          -----------------------------------
Representative (as hereinafter defined) of the Holders the attorney-in-fact of Debtor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Representative may reasonably deem necessary to accomplish the purposes hereof, which appointment is irrevocable so long as this Agreement and the Security Interest have not been terminated.

     16.  Waiver  of  Equitable Subordination. Each of the parties hereto waives
          -----------------------------------
any and all rights it may have to assert a claim for or to raise the defense of equitable subordination in any legal action or proceeding arising from this Agreement or the Debentures.

     17.  Binding  Agreement;  Assignments.  This  Agreement,  and  the  terms,
          --------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Holders as Collateral under this Agreement, except as contemplated by this Agreement.

     18. Governing Law. This Agreement shall be construed in accordance with and
         -------------
governed by the laws of the State of Florida, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of Florida. The parties hereby consent and submit to the jurisdiction of the state and federal courts sitting in Broward County, Florida for the resolution of any dispute arising out of or in connection with this Agreement. In the event of a dispute between the parties for any matter arising out of this Agreement, the prevailing party(ies) in such dispute shall be entitled to recover against the other party, reasonable attorney's fees and court costs, including the cost of any appeals associated therewith.

     19.  Notices.  All communications and notices hereunder shall be in writing
          -------
and  given  as  provided  in  the  Debentures.

     20.  Severability.  In  case any one or more of the provisions contained in
          ------------
this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

     21. Section Headings. Section headings used herein are for convenience only
         ----------------
and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     22.  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
          ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart that bears the signature of the Debtor shall have been delivered to the Holders.

     23.  Termination.  This Agreement and the Security Interest shall terminate
          -----------
when all the Secured Obligations have been fully and indefeasibly paid in full, at which time the Holders shall execute and deliver to the Debtor all Uniform Commercial Code termination statements and similar documents which the Debtor shall reasonably request to evidence such termination; provided, however, that
                                                         --------  -------
all indemnities of the Debtor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement for a period of six months following the termination of this Agreement.

     24.  Representative.  Upon  execution  hereof,  and thereafter from time to
          --------------
time, as determined by the Holders, the Holders shall provide to the Debtor, in writing, the name and notice information of a representative (the "Representative") who shall be exclusively authorized to act on behalf of the
---------------
Holders. The Debtor may, in good faith, rely upon any document, instrument or instruction presented to the Debtor by the Representative, and treat same as the act of the Holders. In the event that the Debtor acts in good faith reasonable reliance upon instruction made in any such document or instrument, the Debtor shall not be liable for the sufficiency, accuracy or authenticity of such document or instrument.

     25.  Entire  Agreement.  This  Agreement  constitutes  the entire agreement
          -----------------
between the parties and supersedes any prior or contemporaneous oral or written agreement or representation between them with regard to the subject matter hereof. This Agreement may not be modified except by a writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                         DEBTOR:
                                         ------

                                         POWER2SHIP, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         HOLDERS:
                                         -------

                                               ---------------------------------

                                               ---------------------------------